Exhibit 99.1

UMB Financial Corporation                                                      News Release

1010 Grand Boulevard

Kansas City, MO 64106

816.860.7000

umb.com

//FOR IMMEDIATE RELEASE//

Media Contact: Stephanie Hague: 816.860.5088

Investor Relations Contact: Kay Gregory: 816.860.7106

UMB Financial Corporation Reports Third Quarter Income from Continuing Operations of $62.4 Million, or $1.27 per Diluted Share

KANSAS CITY, Mo. (October 29, 2019) – UMB Financial Corporation (Nasdaq: UMBF), a financial services company, announced income from continuing operations for the third quarter of 2019 of $62.4 million, or $1.27 per diluted share, compared to $57.0 million, or $1.16 per diluted share, in the second quarter of 2019 (linked quarter) and $57.8 million, or $1.16 per diluted share, in the third quarter of 2018. The reported GAAP income from continuing operations represents an increase of 9.5 percent on a linked-quarter basis and an increase of 7.8 percent compared to the third quarter of 2018.

Net operating income from continuing operations, a non-GAAP financial measure reconciled to income from continuing operations, the nearest comparable GAAP measure, later in this release, was $62.5 million, or $1.27 per diluted share, for the third quarter of 2019, compared to $57.2 million, or $1.17 per diluted share, for the linked quarter and $58.0 million, or $1.16 per diluted share, for the third quarter of 2018. These results represent an increase of 9.2 percent on a linked-quarter basis and an increase of 7.8 percent compared to the third quarter of 2018.

Summary of quarterly financial results	UMB Financial Corporation
(unaudited, dollars in thousands, except per share data)
	Q3	Q2	Q3
	2019	2019	2018
Income from continuing operations	$62,382	$56,959	$57,849
Loss from discontinued operations	—	—	—
Net income	62,382	56,959	57,849

Earnings per share from continuing operations (diluted)	1.27	1.16	1.16
Losses per share from discontinued operations (diluted)	—	—	—
Earnings per share (diluted)	1.27	1.16	1.16

Net operating income from continuing operations	62,525	57,245	58,024
Operating earnings per share from continuing operations (diluted)	1.27	1.17	1.16

GAAP - continuing operations
Return on average assets	1.03%	0.98%	1.11%
Return on average equity	9.69	9.46	10.32
Efficiency ratio	70.70	70.32	71.27

Non-GAAP - continuing operations
Operating return on average assets	1.04%	0.99%	1.11%
Operating return on average equity	9.72	9.51	10.35
Operating efficiency ratio	70.63	70.19	71.18

Summary of year-to-date financial results	UMB Financial Corporation
(unaudited, dollars in thousands, except per share data)	September	September
	YTD	YTD
	2019	2018
Income from continuing operations	$177,085	$170,806
Loss from discontinued operations	—	(747)
Net income	177,085	170,059

Earnings per share from continuing operations (diluted)	3.61	3.41
Losses per share from discontinued operations (diluted)	—	(0.01)
Earnings per share (diluted)	3.61	3.40

Net operating income from continuing operations	177,978	173,165
Operating earnings per share from continuing operations (diluted)	3.63	3.47

GAAP - continuing operations
Return on average assets	1.01%	1.10%
Return on average equity	9.86	10.43
Efficiency ratio	70.34	70.09

Non-GAAP - continuing operations
Operating return on average assets	1.02%	1.12%
Operating return on average equity	9.91	10.57
Operating efficiency ratio	70.20	69.69

“For the third quarter, revenues increased 8.2 percent over the prior year period, driven by an 11.8 percent increase in net interest income,” said Mariner Kemper, chairman, president and chief executive officer. “We are pleased with our reported average loan growth of 10.0 percent over the same period, which is more than double the 4.7 percent growth estimated for the industry as a whole, as reported by the Federal Reserve. Additionally, net charge-offs were just 0.07 percent of average loans for the quarter and 0.29 percent on a year-to-date basis, in line with our long-term historical performance. While the shape of the yield curve and low and declining interest rates pose challenges, strong loan pipelines coupled with our focus on diversified fee income sources will help mitigate some of these headwinds.”

Discussion of results from continuing operations

Summary of revenue	UMB Financial Corporation
(unaudited, dollars in thousands)
	Q3	Q2	Q3	CQ vs.	CQ vs.
	2019	2019	2018	LQ	PY
Net interest income	$168,260	$166,414	$150,490	$1,846	$17,770
Noninterest income:
Trust and securities processing	45,218	42,903	43,425	2,315	1,793
Trading and investment banking	5,712	5,453	3,711	259	2,001
Service charges on deposit accounts	20,620	20,747	20,927	(127)	(307)
Insurance fees and commissions	320	465	339	(145)	(19)
Brokerage fees	8,102	7,077	6,402	1,025	1,700
Bankcard fees	16,895	16,439	16,838	456	57
Gains (losses) on sales of securities available for sale, net	3,057	(1,403)	211	4,460	2,846
Other	3,711	13,717	9,032	(10,006)	(5,321)
Total noninterest income	$103,635	$105,398	$100,885	$(1,763)	$2,750
Total revenue	$271,895	$271,812	$251,375	$83	$20,520
Net interest margin	3.09%	3.19%	3.18%
Total noninterest income as a % of total revenue	38.12	38.78	40.13

Net interest income

•

Net interest income totaled $168.3 million, an increase of $1.8 million, or 1.1 percent, from linked quarter levels, impacted by a $269.9 million, or 2.1 percent, increase in average loans, a $249.9 million, or 3.0 percent, increase in average securities and one additional day in the third quarter. These benefits were offset by the impact of recent reductions in short-term interest rates on net interest margin.

•

Net interest margin for the third quarter was 3.09 percent, down 10 basis points from the linked quarter, in large part due to lower short-term interest rates. Earning asset yields declined 12 basis points from the linked quarter, in part driven by declining yields in the loan portfolio due to recent reductions in short-term interest rates. The cost of interest-bearing liabilities decreased five basis points to 1.34 percent, driven by a two-basis-point decline in cost of interest-bearing deposits and lower borrowing costs. Net interest margin was also adversely impacted by a slight reduction in the benefit of interest-free funds and the impact of a $750 million cash flow hedge executed in late August.

•

On a year-over-year basis, the increase in net interest income was driven by a 10.0 percent, or $1.2 billion, increase in average loans, as well as higher average loan yields, which increased 12 basis points compared to 2018.

•	For the third quarter of 2019, earning assets averaged $22.4 billion, an increase of 15.5 percent over the third quarter of 2018.

Noninterest income

•	Third quarter 2019 noninterest income decreased $1.8 million, or 1.7 percent, on a linked-quarter basis, largely due to:
o

Decreases of $3.7 million in equity earnings on alternative investments, $2.3 million in company-owned life insurance income, and $1.5 million in derivative income, all recorded in other income. The decrease in company-owned life insurance income is offset by a proportionate decrease in deferred compensation expense noted below.

o	These decreases were partially offset by the following increases:
▪	An increase of $4.5 million in gains on sales of available-for-sale securities.
▪	Increases of $1.1 million in fund servicing revenue, $0.6 million in trust services income and $0.6 million in corporate trust income, all recorded in trust and securities processing.
▪	An increase of $1.0 million in brokerage fees, primarily driven by higher 12b-1 income.
•	Compared to the prior year, noninterest income in the third quarter of 2019 increased $2.8 million, or 2.7 percent, primarily driven by:
o	An increase of $2.8 million in gains on sales of available-for-sale securities.
o	A $2.0 million increase in trading and investment banking income due to increased trading volume.
o	An increase of $2.0 million in corporate trust income, recorded in trust and securities processing.
o	An increase of $1.7 million in brokerage fees, primarily driven by higher 12b-1 and money market income.
o

These increases were partially offset by decreases of $2.0 million in company-owned life insurance income, $1.9 million in equity earnings on alternative investments, and $1.0 million in derivative income, all recorded in other income. The decrease in company-owned life insurance income is offset by a proportionate decrease in deferred compensation expense noted below.

Noninterest expense

Summary of noninterest expense	UMB Financial Corporation
(unaudited, dollars in thousands)
	Q3	Q2	Q3	CQ vs.	CQ vs.
	2019	2019	2018	LQ	PY
Salaries and employee benefits	$110,153	$114,454	$102,956	$(4,301)	$7,197
Occupancy, net	12,240	11,539	11,628	701	612
Equipment	19,775	18,824	18,533	951	1,242
Supplies and services	4,261	4,285	4,528	(24)	(267)
Marketing and business development	5,655	7,304	6,671	(1,649)	(1,016)
Processing fees	13,619	13,096	12,331	523	1,288
Legal and consulting	8,374	7,496	8,470	878	(96)
Bankcard	4,643	4,701	4,407	(58)	236
Amortization of other intangible assets	1,335	1,251	1,385	84	(50)
Regulatory fees	2,749	2,910	3,337	(161)	(588)
Other	8,593	7,527	6,139	1,066	2,454
Total noninterest expense	$191,397	$193,387	$180,385	$(1,990)	$11,012

•

GAAP noninterest expense for the third quarter of 2019 was $191.4 million, a decrease of $2.0 million, or 1.0 percent, from the linked quarter and an increase of $11.0 million, or 6.1 percent, from the third quarter of 2018.

•

On a non-GAAP basis, operating noninterest expense (as reconciled later in this release) was $191.2 million for the third quarter of 2019, a decrease of $1.8 million, or 0.9 percent, compared to the linked quarter and an increase of $11.1 million, or 6.1 percent, compared to the third quarter of 2018.

•	The linked quarter decrease in noninterest expense was driven by:
o

A decrease of $4.3 million in salaries and employee benefits, largely driven by a $3.0 million decrease in lower bonus and commission expense and a $1.7 million decrease in deferred compensation expense, which is offset by the decrease in company-owned life insurance income noted above.

o

A $1.6 million decrease in marketing and business development expense, primarily driven by a decrease of $0.9 million in travel expense and $0.5 million in advertising and business development due to the timing of multiple product initiatives.

o

These decreases were partially offset by an increase in other expense driven by a $1.3 million fee paid to partially terminate a building lease, increased software equipment expense of $1.2 million, and increased occupancy and legal and consulting expense, due to the timing of multiple technology initiatives.

•	The year-over-year increase in noninterest expense was driven by:
o

A $7.2 million increase in salaries and employee benefits, primarily due to increases in salaries and wages expense, bonus and commission expense, and higher benefits expense, partially offset by a decrease of $1.6 million in deferred compensation expense, which is offset by the increase in company-owned life insurance income noted above.

o

A $1.3 million increase in processing fees expense due to investments in digital channel and integrated platform solutions to support business growth and the ongoing modernization of the company’s core systems.

o

An increase of $2.5 million in other noninterest expense, driven by a $1.3 million fee paid to partially terminate a building lease in the third quarter of 2019 and an increase of $1.2 million in derivative expense.

Income taxes

•	The company’s effective tax rate was 15.1 percent for the nine months ended September 30, 2019, compared to 14.2 percent for the same period in 2018.

Balance sheet

•	Average total assets for the third quarter of 2019 were $23.9 billion compared to $23.3 billion for the linked quarter and $20.7 billion for the same period in 2018.
Summary of average loans and leases - QTD Average			UMB Financial Corporation
(unaudited, dollars in thousands)
	Q3	Q2	Q3	CQ vs.	CQ vs.
	2019	2019	2018	LQ	PY
Commercial	$5,443,718	$5,427,498	$4,717,530	$16,220	$726,188
Asset-based loans	372,938	387,983	382,672	(15,045)	(9,734)
Factoring loans	221,862	261,041	264,414	(39,179)	(42,552)
Commercial credit card	204,905	196,313	199,730	8,592	5,175
Real estate - construction	819,926	889,233	814,053	(69,307)	5,873
Real estate - commercial	4,164,477	3,831,818	3,701,072	332,659	463,405
Real estate - residential	805,994	744,750	688,097	61,244	117,897
Real estate - HELOC	498,460	514,044	566,460	(15,584)	(68,000)
Consumer credit card	220,363	230,863	222,223	(10,500)	(1,860)
Consumer other	136,117	132,662	152,894	3,455	(16,777)
Leases	2,118	4,776	9,407	(2,658)	(7,289)
Total loans	$12,890,878	$12,620,981	$11,718,552	$269,897	$1,172,326

•	Average loans for the third quarter of 2019 increased 2.1 percent on a linked-quarter basis and 10.0 percent compared to the third quarter of 2018.
Summary of average securities - QTD Average	UMB Financial Corporation
(unaudited, dollars in thousands)
	Q3	Q2	Q3	CQ vs.	CQ vs.
	2019	2019	2018	LQ	PY
Securities available for sale:
U.S. Treasury	$250,552	$256,949	$38,044	$(6,397)	$212,508
U.S. Agencies	93,440	91,822	198	1,618	93,242
Mortgage-backed	3,987,463	3,926,164	3,590,703	61,299	396,760
State and political subdivisions	2,795,210	2,659,397	2,290,906	135,813	504,304
Corporates	155,656	84,910	718	70,746	154,938
Total securities available for sale	$7,282,321	$7,019,242	$5,920,569	$263,079	$1,361,752
Securities held to maturity:
State and political subdivisions	$1,105,397	$1,128,526	$1,205,007	$(23,129)	$(99,610)
Trading securities	44,571	61,565	45,476	(16,994)	(905)
Other securities	90,008	80,097	65,962	9,911	24,046
Total securities	$8,522,297	$8,289,430	$7,237,014	$232,867	$1,285,283
•	Average securities available for sale increased 3.7 percent on a linked-quarter basis and increased 23.0 percent compared to the third quarter of 2018.

Summary of average deposits - QTD Average		UMB Financial Corporation
(unaudited, dollars in thousands)
	Q3	Q2	Q3	CQ vs.	CQ vs.
	2019	2019	2018	LQ	PY
Deposits:
Noninterest-bearing demand	$6,082,498	$6,078,520	$5,547,880	$3,978	$534,618
Interest-bearing demand and savings	12,214,570	11,740,634	9,954,008	473,936	2,260,562
Time deposits	1,011,862	966,719	1,030,411	45,143	(18,549)
Total deposits	$19,308,930	$18,785,873	$16,532,299	$523,057	$2,776,631
Noninterest bearing deposits as % of total	31.50%	32.36%	33.56%

•	Average deposits increased 2.8 percent on a linked-quarter basis and 16.8 percent compared to the third quarter of 2018.

Capital

Capital information	UMB Financial Corporation
(unaudited, dollars in thousands, except per share data)
	September 30, 2019	June 30, 2019	September 30, 2018
Total equity	$2,563,866	$2,477,790	$2,203,464
Book value per common share	52.23	50.50	44.20

Regulatory capital:
Common equity Tier 1 capital	$2,284,417	$2,236,930	$2,175,700
Tier 1 capital	2,284,417	2,236,930	2,175,700
Total capital	2,464,698	2,411,510	2,348,731

Regulatory capital ratios:
Common equity Tier 1 capital ratio	12.53%	12.65%	13.47%
Tier 1 risk-based capital ratio	12.53	12.65	13.47
Total risk-based capital ratio	13.51	13.63	14.54
Tier 1 leverage ratio	9.62	9.69	10.58

•	At September 30, 2019, the regulatory capital ratios presented in the foregoing table exceeded all “well-capitalized” regulatory thresholds.

Asset Quality

Credit quality	UMB Financial Corporation
(unaudited, dollars in thousands)
	Q3	Q2	Q1	Q4	Q3
	2019	2019	2019	2018	2018
Net charge-offs - Commercial loans	$568	$11,790	$10,537	$44,010	$624
Net charge-offs (recoveries) - Real estate loans	161	(714)	41	28	408
Net charge-offs - Consumer credit card loans	1,377	1,336	1,676	1,606	1,632
Net charge-offs - Consumer other loans	80	157	70	23	82
Net charge-offs - Total loans	2,186	12,569	12,324	45,667	2,746
Net loan charge-offs as a % of total average loans	0.07%	0.40%	0.41%	1.51%	0.09%
Loans over 90 days past due	$2,466	$1,825	$1,874	$6,009	$1,927
Loans over 90 days past due as a % of total loans	0.02%	0.01%	0.01%	0.05%	0.02%
Nonaccrual and restructured loans	$71,838	$53,395	$63,270	$43,018	$50,568
Nonaccrual and restructured loans as a % of total loans	0.55%	0.41%	0.50%	0.35%	0.42%
Provision for loan losses	$7,500	$11,000	$12,350	$48,000	$5,750

•	Provision for loan losses totaled $7.5 million, a decrease of $3.5 million from the linked quarter, and an increase of $1.8 million from the third quarter of 2018.
•	Net charge-offs totaled $2.2 million, or 0.07 percent, of average loans, compared to $12.6 million, or 0.40 percent, of average loans in the linked quarter.

Dividend Declaration

At the company’s quarterly board meeting, the Board of Directors declared a $0.31 per share quarterly cash dividend, an increase of 3.3 percent, or $0.01 per share. The cash dividend will be payable on January 2, 2020, to shareholders of record at the close of business on December 10, 2019.

Conference Call

The company plans to host a conference call to discuss its third quarter of 2019 earnings results on Wednesday, October 30, 2019, at 8:30 a.m. (CT).

Interested parties may access the call by dialing (toll-free) 877-267-8760 or (international) 412-542-4148 and requesting to join the UMB Financial call. The live call may also be accessed by visiting investorrelations.umb.com or by using the following link:

UMB Financial 3Q 2019 Conference Call

A replay of the conference call may be heard through November 13, 2019 by calling (toll-free)

877-344-7529 or (international) 412-317-0088. The replay access code required for playback is 10135206. The call replay may also be accessed at investorrelations.umb.com.

Non-GAAP Financial Information

In this release, we provide information about net operating income from continuing operations (net operating income), operating earnings per share from continuing operations - diluted (operating EPS), operating return on average equity (operating ROE), operating return on average assets (operating ROA), operating noninterest expense, and operating efficiency ratio, all of which are non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles in the United States (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures – net operating income, operating EPS, operating ROE, operating ROA, operating noninterest expense, and operating efficiency ratio – and the nearest comparable GAAP financial measures are reconciled later in this release. The company believes that these non-GAAP financial measures and the reconciliations may be useful to investors because they adjust for acquisition-, divestiture-, and severance-related items that management does not believe reflect the company’s fundamental operating performance.

Net operating income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding expenses related to acquisitions and divestitures, severance expense, and the cumulative tax impact of these adjustments.

Operating EPS (diluted) is calculated as earnings per share as reported, adjusted to reflect, on a per share basis, the impact of excluding the non-GAAP adjustments described above for the relevant period. Operating ROE is calculated as net operating income from continuing operations, divided by the company’s average total shareholders’ equity for the relevant period. Operating ROA is calculated as net operating income from continuing operations, divided by the company’s average assets for the relevant period. Operating noninterest expense for the relevant period is defined as GAAP noninterest expense, adjusted to reflect the pre-tax impact of non-GAAP adjustments described above. Operating efficiency ratio is calculated as the company’s operating noninterest expense, net of amortization of other intangibles, divided by the company’s total non-GAAP revenue (calculated as net interest income plus noninterest income, less gains on sales of securities available for sale, net).

Forward-Looking Statements:

This press release contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2018, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

About UMB:

UMB Financial Corporation (Nasdaq: UMBF) is a financial services company headquartered in Kansas City, Mo. UMB offers personal banking, commercial banking, healthcare services and institutional banking, which includes services to mutual funds and alternative-investment entities and registered investment advisors. UMB operates banking and wealth management centers throughout Missouri, Illinois, Colorado, Kansas, Oklahoma, Nebraska, Arizona and Texas. For more information, visit UMB.com, UMB Blog or follow us on Twitter at @UMBBank, UMB Facebook and UMB LinkedIn.

Consolidated Balance Sheets	UMB Financial Corporation
(unaudited, dollars in thousands)
	September 30,
	2019	2018
ASSETS
Loans	$13,043,840	$11,964,724
Allowance for loan losses	(107,406)	(101,302)
Net loans	12,936,434	11,863,422
Loans held for sale	11,025	2,222
Securities:
Available for sale	7,411,908	5,932,741
Held to maturity	1,102,005	1,199,114
Trading securities	86,074	81,159
Other securities	88,176	65,252
Total securities	8,688,163	7,278,266
Federal funds sold and resell agreements	463,392	206,412
Interest-bearing due from banks	158,339	668,990
Cash and due from banks	658,198	348,700
Premises and equipment, net	290,273	277,123
Accrued income	119,024	104,012
Goodwill	180,867	180,867
Other intangibles, net	17,190	16,335
Other assets	620,187	516,011
Total assets	$24,143,092	$21,462,360

LIABILITIES
Deposits:
Noninterest-bearing demand	$6,652,887	$5,757,353
Interest-bearing demand and savings	11,689,871	10,938,839
Time deposits under $250,000	618,301	594,705
Time deposits of $250,000 or more	348,286	445,807
Total deposits	19,309,345	17,736,704
Federal funds purchased and repurchase agreements	1,791,000	1,192,985
Long-term debt	86,951	78,523
Accrued expenses and taxes	223,210	171,548
Other liabilities	168,720	79,136
Total liabilities	21,579,226	19,258,896

SHAREHOLDERS' EQUITY
Common stock	55,057	55,057
Capital surplus	1,069,510	1,054,801
Retained earnings	1,621,198	1,477,732
Accumulated other comprehensive income (loss), net	96,021	(155,641)
Treasury stock	(277,920)	(228,485)
Total shareholders' equity	2,563,866	2,203,464
Total liabilities and shareholders' equity	$24,143,092	$21,462,360

Consolidated Statements of Income	UMB Financial Corporation
(unaudited, dollars in thousands except share and per share data)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
INTEREST INCOME
Loans	$162,243	$143,947	$481,342	$405,231
Securities:
Taxable interest	26,966	20,263	79,057	60,566
Tax-exempt interest	23,202	18,281	65,887	55,274
Total securities income	50,168	38,544	144,944	115,840
Federal funds and resell agreements	2,817	665	8,968	2,455
Interest-bearing due from banks	3,450	1,513	10,117	4,149
Trading securities	425	428	1,701	1,567
Total interest income	219,103	185,097	647,072	529,242
INTEREST EXPENSE
Deposits	41,144	25,792	118,494	57,961
Federal funds and repurchase agreements	8,313	7,524	25,924	18,922
Other	1,386	1,291	4,112	3,721
Total interest expense	50,843	34,607	148,530	80,604
Net interest income	168,260	150,490	498,542	448,638
Provision for loan losses	7,500	5,750	30,850	22,750
Net interest income after provision for loan losses	160,760	144,740	467,692	425,888
NONINTEREST INCOME
Trust and securities processing	45,218	43,425	130,078	130,272
Trading and investment banking	5,712	3,711	16,746	12,465
Service charges on deposit accounts	20,620	20,927	62,648	63,554
Insurance fees and commissions	320	339	1,123	980
Brokerage fees	8,102	6,402	22,422	19,046
Bankcard fees	16,895	16,838	50,401	52,145
Gains on sales of securities available for sale, net	3,057	211	2,463	578
Other	3,711	9,032	30,534	27,659
Total noninterest income	103,635	100,885	316,415	306,699
NONINTEREST EXPENSE
Salaries and employee benefits	110,153	102,956	340,639	315,099
Occupancy, net	12,240	11,628	35,522	33,394
Equipment	19,775	18,533	58,283	56,201
Supplies and services	4,261	4,528	12,419	12,434
Marketing and business development	5,655	6,671	17,872	17,889
Processing fees	13,619	12,331	38,847	35,029
Legal and consulting	8,374	8,470	21,503	18,774
Bankcard	4,643	4,407	13,689	13,198
Amortization of other intangible assets	1,335	1,385	3,913	4,432
Regulatory fees	2,749	3,337	8,549	10,014
Other	8,593	6,139	24,174	17,015
Total noninterest expense	191,397	180,385	575,410	533,479
Income before income taxes	72,998	65,240	208,697	199,108
Income tax expense	10,616	7,391	31,612	28,302
Income from continuing operations	62,382	57,849	177,085	170,806
Discontinued Operations
Loss from discontinued operations before income taxes	—	—	—	(917)
Income tax benefit	—	—	—	(170)
Loss from discontinued operations	—	—	—	(747)
NET INCOME	$62,382	$57,849	$177,085	$170,059

PER SHARE DATA
Basic:
Income from continuing operations	$1.28	$1.17	$3.63	$3.45
Loss from discontinued operations	—	—	—	(0.01)
Net income – basic	1.28	1.17	3.63	3.44
Diluted:
Income from continuing operations	1.27	1.16	3.61	3.41
Loss from discontinued operations	—	—	—	(0.01)
Net income – diluted	1.27	1.16	3.61	3.40
Dividends	0.30	0.29	0.90	0.87
Weighted average shares outstanding – basic	48,797,182	49,473,157	48,762,667	49,482,087
Weighted average shares outstanding – diluted	49,096,196	49,912,084	49,052,329	49,952,984

Consolidated Statements of Comprehensive Income	UMB Financial Corporation
(unaudited, dollars in thousands)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Net income	$62,382	$57,849	$177,085	$170,059
Other comprehensive income (loss), net of tax:
Unrealized gains and losses on debt securities:
Change in unrealized holding gains and losses, net	54,182	(36,331)	268,100	(133,013)
Less: Reclassification adjustment for gains included in net income	(3,057)	(211)	(2,463)	(578)
Change in unrealized gains and losses on debt securities during the period	51,125	(36,542)	265,637	(133,591)
Change in unrealized gains and losses on derivative hedges	(7,189)	1,162	(12,323)	4,274
Income tax (expense) benefit	(10,532)	8,698	(61,511)	32,250
Other comprehensive income (loss) before reclassifications	33,404	(26,682)	191,803	(97,067)
Amounts reclassified from accumulated other comprehensive income	—	—	—	(13,049)
Net current-period other comprehensive income (loss)	33,404	(26,682)	191,803	(110,116)
Comprehensive income	$95,786	$31,167	$368,888	$59,943

Consolidated Statements of Shareholders' Equity		UMB Financial Corporation
(unaudited, dollars in thousands except per share data)
	Common Stock	Capital Surplus	Retained Earnings	Accumulated Other Comprehensive (Loss) Income	Treasury Stock	Total
Balance - January 1, 2018	$55,057	$1,046,095	$1,338,110	$(45,525)	$(212,206)	$2,181,531
Total comprehensive income (loss)	—	—	170,059	(110,116)	—	59,943
Reclassification of certain tax effects	—	—	12,917	—	—	12,917
Dividends ($0.87 per share)	—	—	(43,499)	—	—	(43,499)
Purchase of treasury stock	—	—	—	—	(26,417)	(26,417)
Issuances of equity awards, net of forfeitures	—	(2,004)	—	—	2,499	495
Recognition of equity-based compensation	—	8,469	—	—	—	8,469
Sale of treasury stock	—	409	—	—	406	815
Exercise of stock options	—	1,832	—	—	7,233	9,065
Cumulative effect adjustments	—	—	145	—	—	145
Balance - September 30, 2018	$55,057	$1,054,801	$1,477,732	$(155,641)	$(228,485)	$2,203,464

Balance - January 1, 2019	$55,057	$1,054,601	$1,488,421	$(95,782)	$(273,827)	$2,228,470
Total comprehensive income	—	—	177,085	191,803	—	368,888
Dividends ($0.90 per share)	—	—	(44,308)	—	—	(44,308)
Purchase of treasury stock	—	—	—	—	(4,335)	(4,335)
Forfeitures of equity awards, net of issuances	—	3,113	—	—	(2,497)	616
Recognition of equity-based compensation	—	10,918	—	—	—	10,918
Sale of treasury stock	—	265	—	—	380	645
Exercise of stock options	—	613	—	—	2,359	2,972
Balance - September 30, 2019	$55,057	$1,069,510	$1,621,198	$96,021	$(277,920)	$2,563,866

Average Balances / Yields and Rates	UMB Financial Corporation
(tax - equivalent basis)
(unaudited, dollars in thousands)
	Three Months Ended September 30,
	2019		2018
	Average	Average	Average	Average
	Balance	Yield/Rate	Balance	Yield/Rate
Assets
Loans, net of unearned interest	$12,890,878	4.99%	$11,718,552	4.87%
Securities:
Taxable	4,636,243	2.31	3,760,332	2.14
Tax-exempt	3,841,483	3.03	3,431,206	2.67
Total securities	8,477,726	2.63	7,191,538	2.39
Federal funds and resell agreements	394,587	2.83	101,223	2.61
Interest bearing due from banks	582,116	2.35	322,882	1.86
Trading securities	44,571	4.32	45,476	4.35
Total earning assets	22,389,878	3.99	19,379,671	3.89
Allowance for loan losses	(104,795)		(99,289)
Other assets	1,652,033		1,469,283
Total assets	$23,937,116		$20,749,665

Liabilities and Shareholders' Equity
Interest-bearing deposits	$13,226,432	1.23%	$10,984,419	0.93%
Federal funds and repurchase agreements	1,683,072	1.96	1,733,884	1.72
Borrowed funds	88,100	6.24	78,764	6.50
Total interest-bearing liabilities	14,997,604	1.34	12,797,067	1.07
Noninterest-bearing demand deposits	6,082,498		5,547,880
Other liabilities	303,736		179,775
Shareholders' equity	2,553,278		2,224,943
Total liabilities and shareholders' equity	$23,937,116		$20,749,665
Net interest spread		2.65%		2.82%
Net interest margin		3.09		3.18

Average Balances / Yields and Rates	UMB Financial Corporation
(tax - equivalent basis)
(unaudited, dollars in thousands)
	Nine Months Ended September 30,
	2019		2018
	Average	Average	Average	Average
	Balance	Yield/Rate	Balance	Yield/Rate
Assets
Loans, net of unearned interest	$12,607,157	5.10%	$11,484,757	4.72%
Securities:
Taxable	4,481,242	2.36	3,830,164	2.11
Tax-exempt	3,730,744	2.98	3,519,060	2.66
Total securities	8,211,986	2.64	7,349,224	2.37
Federal funds and resell agreements	414,560	2.89	122,961	2.67
Interest bearing due from banks	563,810	2.40	336,144	1.65
Trading securities	50,841	5.05	45,206	5.21
Total earning assets	21,848,354	4.07	19,338,292	3.76
Allowance for loan losses	(106,565)		(100,856)
Other assets	1,607,087		1,467,036
Total assets	$23,348,876		$20,704,472

Liabilities and Shareholders' Equity
Interest-bearing deposits	$12,897,172	1.23%	$10,831,775	0.72%
Federal funds and repurchase agreements	1,655,934	2.09	1,678,108	1.51
Borrowed funds	84,107	6.54	78,770	6.32
Total interest-bearing liabilities	14,637,213	1.36	12,588,653	0.86
Noninterest-bearing demand deposits	6,040,019		5,753,237
Other liabilities	269,425		172,560
Shareholders' equity	2,402,219		2,190,022
Total liabilities and shareholders' equity	$23,348,876		$20,704,472
Net interest spread		2.71%		2.90%
Net interest margin		3.16		3.20

Business Segment Information	UMB Financial Corporation
(unaudited, dollars in thousands)
	Three Months Ended September 30, 2019
	Commercial Banking	Institutional Banking	Personal Banking	Healthcare Services	Total
Net interest income	$104,360	$18,726	$33,296	$11,878	$168,260
Provision for loan losses	5,966	256	1,278	—	7,500
Noninterest income	18,874	49,806	26,118	8,837	103,635
Noninterest expense	66,447	55,280	58,328	11,342	191,397
Income (loss) before taxes	50,821	12,996	(192)	9,373	72,998
Income tax expense (benefit)	7,390	1,891	(28)	1,363	10,616
Income (loss) from continuing operations	$43,431	$11,105	$(164)	$8,010	$62,382

	Three Months Ended September 30, 2018
	Commercial Banking	Institutional Banking	Personal Banking	Healthcare Services	Total
Net interest income	$94,782	$15,235	$31,069	$9,404	$150,490
Provision for loan losses	4,063	354	1,333	—	5,750
Noninterest income	20,825	43,171	28,269	8,620	100,885
Noninterest expense	64,076	47,083	56,651	12,575	180,385
Income before taxes	47,468	10,969	1,354	5,449	65,240
Income tax expense	5,378	1,243	153	617	7,391
Income from continuing operations	$42,090	$9,726	$1,201	$4,832	$57,849

	Nine Months Ended September 30, 2019
	Commercial Banking	Institutional Banking	Personal Banking	Healthcare Services	Total
Net interest income	$306,752	$58,599	$98,933	$34,258	$498,542
Provision for loan losses	25,602	723	4,525	—	30,850
Noninterest income	62,442	142,370	83,855	27,748	316,415
Noninterest expense	201,777	160,308	176,762	36,563	575,410
Income before taxes	141,815	39,938	1,501	25,443	208,697
Income tax expense	21,482	6,049	227	3,854	31,612
Income from continuing operations	$120,333	$33,889	$1,274	$21,589	$177,085

	Nine Months Ended September 30, 2018
	Commercial Banking	Institutional Banking	Personal Banking	Healthcare Services	Total
Net interest income	$279,842	$47,225	$93,057	$28,514	$448,638
Provision for loan losses	17,179	1,027	4,544	—	22,750
Noninterest income	60,590	132,005	87,708	26,396	306,699
Noninterest expense	189,050	141,517	165,968	36,944	533,479
Income before taxes	134,203	36,686	10,253	17,966	199,108
Income tax expense	19,076	5,215	1,457	2,554	28,302
Income from continuing operations	$115,127	$31,471	$8,796	$15,412	$170,806

The company has strategically aligned its operations into the following four reportable segments: Commercial Banking, Institutional Banking, Personal Banking, and Healthcare Services. Senior executive officers regularly evaluate business segment financial results produced by the company’s internal reporting system in deciding how to allocate resources and assess performance for individual business segments. The company’s reportable segments include certain corporate overhead, technology and service costs that are allocated based on methodologies that are applied consistently between periods. For comparability purposes, amounts in all periods are based on methodologies in effect at September 30, 2019.

Non-GAAP Financial Measures

Net operating income Non-GAAP reconciliations:	UMB Financial Corporation
(unaudited, dollars in thousands except per share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Income from continuing operations (GAAP)	$62,382	$57,849	$177,085	$170,806
Adjustments:
Acquisition and divestiture expense (income)	71	3	168	(3)
Severance expense	113	221	980	3,035
Tax-impact of adjustments (i)	(41)	(49)	(255)	(673)
Total Non-GAAP adjustments (net of tax)	143	175	893	2,359
Net operating income from continuing operations (Non-GAAP)	$62,525	$58,024	$177,978	$173,165

Earnings per share from continuing operations - diluted (GAAP)	$1.27	$1.16	$3.61	$3.41
Acquisition and divestiture expense	—	—	—	—
Severance expense	—	—	0.02	0.07
Tax-impact of adjustments (i)	—	—	—	(0.01)
Operating earnings per share from continuing operations - diluted (Non-GAAP)	$1.27	$1.16	$3.63	$3.47

GAAP
Return on average assets	1.03%	1.11%	1.01%	1.10%
Return on average equity	9.69	10.32	9.86	10.43

Non-GAAP
Operating return on average assets	1.04%	1.11%	1.02%	1.12%
Operating return on average equity	9.72	10.35	9.91	10.57

(i) Calculated using the company’s marginal tax rate of 22.2 percent.

Operating noninterest expense and operating efficiency ratio Non-GAAP reconciliations:	UMB Financial Corporation
(unaudited, dollars in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Noninterest expense	$191,397	$180,385	$575,410	$533,479
Adjustments to arrive at operating noninterest expense (pre-tax):
Acquisition and divestiture expense (income)	71	3	168	(3)
Severance expense	113	221	980	3,035
Total Non-GAAP adjustments (pre-tax)	184	224	1,148	3,032
Operating noninterest expense (Non-GAAP)	$191,213	$180,161	$574,262	$530,447

Noninterest expense	$191,397	$180,385	$575,410	$533,479
Less: Amortization of other intangibles	1,335	1,385	3,913	4,432
Noninterest expense, net of amortization of other intangibles (Non-GAAP) (numerator A)	$190,062	$179,000	$571,497	$529,047

Operating noninterest expense	$191,213	$180,161	$574,262	$530,447
Less: Amortization of other intangibles	1,335	1,385	3,913	4,432
Operating expense, net of amortization of other intangibles (Non-GAAP) (numerator B)	$189,878	$178,776	$570,349	$526,015

Net interest income	$168,260	$150,490	$498,542	$448,638
Noninterest income	103,635	100,885	316,415	306,699
Less: Gains on sales of securities available for sale, net	3,057	211	2,463	578
Total Non-GAAP Revenue (denominator A)	$268,838	$251,164	$812,494	$754,759

Efficiency ratio (numerator A/denominator A)	70.70%	71.27%	70.34%	70.09%
Operating efficiency ratio (Non-GAAP) (numerator B/denominator A)	70.63	71.18	70.20	69.69